UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01402

Name of Registrant: Continental Assurance Co Separate Account B

Address of Registrant:	333 South Wabash Avenue
Chicago, IL 60604

Name and address of agent for service:	Lynne Gugenheim
333 South Wabash Avenue, 23 South
Chicago, IL 60604

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1: REPORTS TO SHAREHOLDERS.

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Individual Pension Accounts-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

For All the Commitments You Make®

L 554-921 (06/06)	(08/06)

Continental Assurance Company

Separate Account (B)

Report to Participants

June 30, 2006

Web Site: www.cna.com/sab/

Internet e-mail:sab@cna.com

Dear Participant:

We are pleased to report that over the most recent reporting period Separate Account (B) continued to provide its shareholders with an attractive total return. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The U.S. economy is expected to continue to grow during the second half of 2006 but at a slower and more sustainable rate than was seen during the first six months of the year. This slowdown in economic growth is expected to ease inflationary pressures. In addition, unemployment rates are expected to remain stable for the remainder of the year. Current economic forecasts anticipate that Gross Domestic Product (GDP) is expected to decline from approximately 3.6% for the first half of 2006 to 2.9% by year-end. Also, inflation is expected to decline from 4.0% at the end of June 2006 to 3.0% by year-end and to 2.4% by mid-year 2007 and unemployment is expected to remain in the 4.6% to 4.9% range during the same time period.

Economic indicators with potential negative ramifications for the economy include the possibility of additional increases to the Fed Funds Target Rate by the Federal Reserve Board (the Fed) and a slowing housing market. Consensus forecasts indicate that the market expects the Fed to raise rates during the second half of 2006, increasing the Fed Funds Target Rate from its June 2006 level of 5.25% to 5.50% by December of 2006. Built into these forecasts are assumptions that inflation levels will move downward during the next six to twelve months. If inflation does not ease as expected, the Fed may well increase the Fed Funds rate beyond 5.50%, potentially causing an economic downturn or a recession. The housing market continues to slow in a controlled manner and is expected to act as a drag on GDP for the balance of 2006. Other potential risks to future economic growth include energy price-spikes and geopolitical crises.

With the expectation of slowing but sustainable stable economic growth, declining inflation and stable unemployment rates, many equity managers will hold attractively priced stocks that have growth potential as well as a likelihood for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. In addition, the Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) as well as the market environment and key investment strategies used during the first half of 2006. Ms. McGirr became the Portfolio Manager for the Fund in 2002 after having been the Fund’s Chairman for four years. In addition, she was the Fund’s trader for eleven years and has more than twenty years of investment experience.

Separate Account (B)’s accumulated unit value increased by 2.64% during the first six months of 2006. For the same time period, and including reinvested dividends, the S&P 500 Index® (the S&P 500) was up 2.71% and the S&P 500/Citigroup Growth Index® was down .93%. The S&P 500 is a broad index which contains both value and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is the portfolio’s benchmark for performance. Your Separate Account (B) portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s June 2006 year-to-date performance exceeded its benchmark by 3.57%. Contributing to the portfolio’s excess performance vs. the benchmark was an overweighting in the Utility and Telecom Services sectors, which outperformed the other market sectors in the benchmark, and an underweighting in the Health Care and Information Technology sectors, which underperformed.

Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

June 30, 2006

Sector	Separate Account (B)	S&P 500 / Citigroup Growth Index®
Materials	2.91%	1.43%
Consumer Staples	10.70%	14.71%
Health Care	7.32%	20.60%
Consumer Discretionary	14.14%	12.40%
Telecom Services	2.34%	0.77%
Industrials	17.71%	7.27%
Information Technology	15.89%	19.91%
Energy	16.47%	11.85%
Financials	8.69%	10.68%
Utilities	3.83%	0.38%

Rising interest rates, an inverted yield curve and increasing inflation combined to dampen equity market performance during the first six months of 2006. Positive developments during the same period included unemployment remaining under control and strong growth in Gross Domestic Product. The Federal Reserve Board (the Fed) increased the Fed Funds Target Rate by 100 basis points during the first half of 2006, moving from a year-end 2005 level of 4.25% to 5.25% by the end of June. Due in part to the Fed’s rate increases, the U.S. Treasury yield curve rose in the first half of 2006 as well although rates on shorter maturities rose more than rates on intermediate maturities. This led to the curve being slightly inverted (i.e. short-term rates were higher than long-term rates) by June of 2006. Inverted yield curves are considered by many to be a leading indicator that the economy is poised to slow. Inflation (price increases as measured by the Consumer Price Index) increased during the first part of the year moving from 3.4% at year end 2005 to 3.7% for the first quarter of 2006 and 4.0% for the second quarter of 2006. Partially offsetting these negative indicators was a decrease in unemployment rates which dropped from 4.9% at December 2005 to 4.6% by the end of the second quarter in 2006. In addition, Gross Domestic Product growth increased from 3.1% at year-end 2005 to 3.7% in the first quarter of 2006 and 3.5% in the second quarter of 2006.

The Fund’s key investment strategy for 2006, given the Portfolio Manager’s expectations of higher short-term interest rates and stabilizing levels of inflation, was to hold stocks that had shown growth in both market capitalization and dividend rate.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Committee Members

for Separate Account (B)

Dennis R. Hemme, Chairman	Richard T. Fox	Peter J. Wrenn
Vice President and Treasurer	Financial Consultant	Chairman and Treasurer
Continental Assurance Company		Hudson Technology, Inc.

Marilou R. McGirr, Portfolio Manager	Petrine J. Nielsen Retired
Vice President and Assistant Treasurer
Continental Assurance Company
Secretary	Auditors	Custodian
Lynne Gugenheim	Deloitte & Touche LLP	JPMorgan Trust Company, N.A.
Senior Vice President and	Chicago, Illinois	Chicago, Illinois
Deputy General Counsel
Continental Assurance Company

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of

Accumulation Unit

Values

	Valuation Date	Unit Market Value
2006	June 30,	$23.69
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78
1998	December 31,	21.55
1997	December 31,	17.69
1996	December 31,	14.14

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years, and at June 30, 2006. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments

June 30, 2006 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–14.0%
Beverages–3.0%
Starbucks Corporation(*)	30,000	$1,099,800	$1,132,800

Hotels Restaurants & Leisure–3.8%
Marriott International, Inc. — Cl A	37,000	1,201,344	1,410,440

Household Products–2.2%
Bed Bath & Beyond Inc.(*)	25,000	885,157	829,250

Multiline Retail–2.6%
Target Corporation	20,000	895,528	977,400

Textiles & Apparel–2.4%
Coach, Inc.(*)	30,000	867,651	897,000

CONSUMER STAPLES–10.6%
Beverages–3.5%
Pepsico, Inc.	22,000	854,597	1,320,880

Food & Staples Retailing–2.1%
CVS Corporation	25,000	728,703	767,500

Household Products–2.1%
The Procter & Gamble Company	14,000	783,720	778,400

Tobacco–2.9%
Altria Group, Inc.	15,000	979,360	1,101,450

ENERGY–16.3%
Energy Equipment & Services–6.4%
Halliburton Company	15,000	1,098,262	1,113,150
Schlumberger Limited	20,000	598,000	1,302,200

		1,696,262	2,415,350

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

June 30, 2006 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
Oil & Gas–9.9%
Chesapeake Energy Corporation(**)	50,300	$1,645,816	$1,521,575
Encana Corporation	18,000	785,846	947,520
Exxon Mobile Corporation	20,000	1,200,458	1,227,000

		3,632,120	3,696,095

FINANCIALS–8.6%
Diversified Financials–8.6%
American Express Company	15,000	635,114	798,300
JPMorgan Chase & Co.	19,000	787,890	798,000
Lehman Brothers Holdings Inc.(**)	25,000	1,094,725	1,628,750

		2,517,729	3,225,050

HEALTHCARE–7.3%
Biotechnology–2.3%
Amgen Inc.(*)	13,300	804,923	867,559

Health Care Equipment & Supplies–1.8%
St. Jude Medical, Inc.(*)(**)	20,000	883,733	648,400

Pharmaceuticals–3.2%
Johnson & Johnson	20,000	1,051,402	1,198,400

INDUSTRIALS–17.6%
Aerospace & Defense–7.1%
The Boeing Company	20,000	1,017,020	1,638,200
United Technologies Corporation	16,000	1,021,251	1,014,720

		2,038,271	2,652,920

Industrial Conglomerates–5.0%
3M Company	11,000	834,530	888,470
General Electric Company	30,000	511,913	988,800

		1,346,443	1,877,270

Machinery–2.1%
Danaher Corporation(**)	12,000	686,629	771,840

Road & Rail–3.4%
CSX Corporation	18,000	1,131,680	1,267,920

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

June 30, 2006 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
INFORMATION TECHNOLOGY–15.8%
Commercial Services–2.6%
Mastercard Incorporated(*)	20,200	$904,900	$969,600

Computer & Peripherals–2.6%
Hewlett–Packard Company(**)	30,000	974,229	950,400

Internet Software & Services–5.6%
Google Inc.(*)(**)	5,000	1,096,901	2,096,650

Semiconductor Equipment–2.5%
Intel Corporation	50,000	1,396,719	947,500

Software–2.5%
Microsoft Corporation	40,000	1,089,196	932,000

MATERIALS–2.9%
Chemicals–2.9%
Praxair, Inc.	20,000	891,772	1,080,000

TELECOMMUNICATION SERVICES–2.3%
Communications Equipment–2.3%
Motorola, Inc.	43,000	840,960	866,450

UTILITIES–3.8%
Electric Utilities–3.8%
Exelon Corporation	25,000	898,635	1,420,750

Total Common Stocks–99.2%		$32,178,362	$37,099,274

SHORT-TERM
US Treasury Bill 4.3131% Due 7/06/06	310,000	309,780	309,780

Total short-term–.8%		$309,780	$309,780

TOTAL INVESTMENTS		$32,488,142	$37,409,054

(*)	Denotes non-income producing holdings.
(**)	Security is pledged as collateral for open options contracts.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Call Options Written

June 30, 2006 (All investments are in securities of unaffiliated issuers)	Expiration Date	Exercise Price	Number of Contracts	Market Value
Options
Cheseapeake Energy Corporation	07-22-06	$32.50	503	$(15,090)
Danaher Corporation	07-22-06	65.00	120	(12,600)
Google Inc.	07-22-06	450.00	50	(18,300)
Hewlett Packard Co	08-19-06	35.00	300	(15,000)
Lehman Brothers Holdings Inc.	07-22-06	75.00	250	(1,250)
St. Jude Medical, Inc.	07-22-06	35.00	200	(11,000)

Total Options			1,423	$(73,240)

Continental Assurance Company Separate Account (B)

Ten Largest Common Stock Holdings

June 30, 2006	Market Value	% of Net Assets
Google Inc.	$2,096,650	5.61%
The Boeing Company	1,638,200	4.39%
Lehman Brothers Holdings Inc.	1,628,750	4.36%
Chesapeake Energy Corporation	1,521,575	4.07%
Exelon Corporation	1,420,750	3.80%
Marriott International, Inc. — Cl A	1,410,440	3.78%
Pepsico, Inc.	1,320,880	3.54%
Schlumberger Limited	1,302,200	3.49%
CSX Corporation	1,267,920	3.39%
Exxon Mobile Corporation	1,227,000	3.29%

Ten Largest Common Stock Holdings	$14,834,365	39.73%

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities

June 30,	2006
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at market	$37,099,274
Short-term notes, at amortized cost	309,780

Total investments (cost: $32,488,142)	37,409,054

Cash	3,593
Dividends receivable	30,371
Receivable for securities sold	849,218

Total assets	38,292,236

Liabilities:
Fees payable to Continental Assurance Company	8,328
Call options written, at fair value (premium received $247,188)	73,240
Payable for securities purchased	840,960
Payable to Continental Assurance Company for fund withdrawals	22,926

Total liabilities	945,454
Participants’ equity — Net assets
From operations:
Accumulated net investment income	53,533,530
Accumulated net realized gain on investment transactions	172,405,878
Accumulated net unrealized gain	5,094,860
Capital paid in	(193,687,486)

Total participants’ equity — net assets (1,576,635 units outstanding at $23.69 per unit; unlimited units authorized)	$37,346,782

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Operations

Six Months Ended June 30,	2006
Investment Income:
Dividends	$244,049
Interest and other	3,205

Total investment income	247,254

Fees to Continental Assurance Company:
Investment advisory fees	97,193
Service fees	64,148

Total fees	161,341

Net investment income	85,913

Investments:
Net realized gains
Stocks and bonds	3,322,250
Call options written	(97,876)
Net change in unrealized gains (losses)
Stocks and bonds	(2,519,304)
Call options written	260,966

Net gain on investments	966,036

Net increase in participants’ equity resulting from operations	$1,051,949

Continental Assurance Company Separate Account (B)

Statements Of Changes In Participants’ Equity

Periods Ended	June 30, 2006	December 31, 2005
From operations:
Net investment income	$85,913	$198,854
Net realized gain on investments	3,224,374	2,719,543
Change in net unrealized (loss) gain on investments	(2,258,338)	1,255,075

Net increase in participants’ equity resulting from operations	1,051,949	4,173,472
From unit transactions:
Sales (43 units in 2006, and 368 units in 2005)	1,005	7,931
Withdrawals(1) (254,090 units in 2006, and 667,581 units in 2005)	(5,954,177)	(14,770,938)

Net decrease in participants’ equity resulting from unit transactions	(5,953,172)	(14,763,007)

Total (decrease) increase in participants’ equity	(4,901,223)	(10,589,535)
Participants’ equity, beginning of the year	42,248,005	52,837,540

Participants’ equity	$37,346,782	$42,248,005
Accumulated net investment income	$53,533,530	$53,447,617

(1)	Includes sales and administrative fees of $301 and $4,364 for 2006 and 2005, respectively. (see note 3)

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Financial Highlights

(Per accumulation unit outstanding during the period)	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	2001

Value at the beginning of the period	$23.08	$21.15	$19.55	$16.00	$20.48	$26.37

Net investment income(1)	0.15	0.27	0.32	0.25	0.16	0.18
Fees	0.10	0.18	0.16	0.14	0.15	0.19

Net investment income (loss)	0.05	0.09	0.16	0.11	0.01	(0.01)

Net gain (loss) on investments	0.56	1.84	1.44	3.44	(4.49)	(5.88)

Net increase (decrease) in participants’ equity resulting from operations	0.61	1.93	1.60	3.55	(4.48)	(5.89)

Value at end of period	$23.69	$23.08	$21.15	$19.55	$16.00	$20.48

Net assets ($000’s)	$37,347	$42,248	$52,838	$110,782	$101,235	$142,051
Total return	2.6%	9.1%	8.2%	22.2%	(21.9)%	(22.3)%
Ratio of net investment income (loss) to average participants’ equity	0.44%	0.41%	0.76%	0.61%	0.06%	(0.01)%
Ratio of fees to average participants’ equity	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Portfolio turnover rate	27%	48%	52%	57%	64%	41%
Number of accumulation units outstanding at end of period	1,576,635	1,830,683	2,497,896	5,666,562	6,326,437	6,937,365

(1)	Net investment income per share is based on average units outstanding.

The accompanying Notes are an integral part of these Financial Statements

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 89% of the outstanding common stock of CNAF.

The operations of CAC include the sale of certain variable annuity contracts, the proceeds of which are invested in Separate Account (B). CAC also provides investment advisory and administrative services to Separate Account (B) for a fee.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Securities not traded on a national exchange are valued at the bid price of over-the-counter market quotations. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates market.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and Federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

Options Writing

When Separate Account (B) writes an option, an amount equal to the premium received by Separate Account (B) is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by Separate Account (B) on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether Separate Account (B) has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by Separate Account (B). Separate Account (B) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investments

Net Realized Gain on Investments Six Months Ended June 30,	2006
Aggregate proceeds (Common stock $16,562,587, Short-term notes $12,040,366, Options $640,118)	$29,243,071
Aggregate cost (Common stock $13,240,395, Short-term notes $12,040,308, Options $737,994)	26,018,697

Net realized gain	$3,224,374

Decrease in Net Unrealized Gain on Investments Six Months Ended June 30,	2006
Unrealized gain on investments
Balance, June 30, 2006	$5,094,860
Less Balance, January 1, 2006	7,353,198

Change in net unrealized gains	$(2,258,338)

Aggregate Cost of Securities Purchased Six Months Ended June 30,	2006
Common stocks	$10,467,085
Short-term notes	12,270,714

Total purchases	$22,737,799

Note 3. Management Fees

Separate Account (B) pays fees to CAC for investment advisory and management services, under an advisory agreement, “The Investment Advisory Agreement”. The fees are set by contract at one-half of one percent per annum of the average daily net assets of Separate Account (B).

The Investment Advisory Agreement additionally provides for the reimbursement to CAC for certain legal, accounting and other expenses. Such reimbursement of service fees is computed at the rate of 0.33 of one percent per annum of the average daily net assets of Separate Account (B).

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in unit transaction withdrawals in the Statement of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and Expenses Paid to CAC Six Months Ended June 30,	2006
Investment advisory fees	$97,193
Service fees	64,148

Total fees charged to participants’ equity	161,341
Sales and administrative fees paid by participants	301

Total	$161,642

Note 4. Derivative Financial Instruments

Separate Account (B) enters into certain derivative financial instruments, namely call options.

Derivatives are carried at fair value, which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for all of Separate Account (B)’s derivatives.

The fair values associated with these instruments are generally affected by changes in the underlying stock price. The credit risk associated with these instruments is minimal as all transactions are cleared through Options Clearing Corporation.

CALL OPTIONS

Transactions in options written during the six months ended June 30, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	620	$176,283
Options written	4,555	741,162
Options bought back	(1,178)	(317,288)
Options expired	(2,529)	(322,830)
Options exercised	(45)	(30,139)

Options outstanding at June 30, 2006	1,423	$247,188

These options were collateralized by stock with a market value of $7,617,615 at June 30, 2006.

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by Continental Assurance Company, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Committee Members for Separate Account (B)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Committee Members
Richard T. Fox 333 S. Wabash Ave. Chicago, Illinois 60604 Age — 68	Committee Member	One Year Nineteen Years	Financial Consultant	One	None
Petrine J. Nielsen 333 S. Wabash Ave. Chicago, Illinois 60604 Age — 66	Committee Member	One Year Two Years	Retired since June 2003; Senior Vice President of Computershare, Inc. from April 2000 until June 2003; prior thereto Senior Vice President of Harris Trust and Savings Bank.	One	None
Peter J. Wrenn 333 S. Wabash Ave. Chicago, Illinois 60604 Age — 70	Committee Member	One Year Eighteen Years	Chairman and Treasurer of Hudson Technology, Inc. since January 2004; prior thereto President of Hudson Technology, Inc.	One	None
Interested Committee Members and Executive Officers*
Dennis R. Hemme 333 S. Wabash Ave. Chicago, Illinois 60685 Age — 52	Committee Member and Chairman	One Year Three Years	Vice President and Treasurer of CAC and Casualty since September 2003; prior thereto Vice President of CAC and Casualty.	One	None
Marilou R. McGirr 333 S. Wabash Ave. Chicago, Illinois 60604 Age — 53	Committee Member and Portfolio Manager	One Year Eight Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; Portfolio Manager of Separate Account (B) since September 2002; prior thereto Vice President of CAC and Casualty;.	One	None
Lynne Gugenheim 333 S. Wabash Ave. Chicago, Illinois 60604 Age — 46	Secretary	One Year Ten Years	Senior Vice President and Deputy General Counsel of CAC and Casualty since March 2000.	One	None
*	An interested person within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended by virtue of his/her employment with CAC.

EXAMPLE

As a participant of Separate Account (B), you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase payments, redemption fees (on HR-10 Plan Contracts) and exchange fees; and (2) ongoing costs, including investment management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Separate Account (B) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (from 1-1-06 to 6-30-06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Return	Beginning Account Value 1-1-06	Ending Account Value 6-30-06	Expenses Paid During Period* 1-1-06 to 6-30-06
Actual	$1,000	$1,022.36	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.17
*	Expenses are equal to the Fund’s annualized expense ratio of .83% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING

Separate Account (B)’s quarterly portfolio of investments and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

COMMITTEE MEMBERS’ REVIEW OF INVESTMENT ADVISORY AGREEMENT

Before recommending the continuation of the Investment Advisory Agreement between Separate Account (B) and CAC (the Investment Advisory Agreement), the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Investment Advisory Agreement.

The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor’s 500 composite index® (with dividend reinvestment). The Committee Members noted that Separate Account (B) had outperformed its benchmark, the S&P 500/Citigroup Growth Index® (formerly known as the S&P 500/Barra Growth Index®), for calendar years 2004 and 2005. In addition, the Committee Members reviewed the list of and cost for services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC’s services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts.

The Committee Members also considered the fact that CAC generally is not accepting additional business, but will continue to service its existing contracts, and the potential effect this could have on CAC’s ability to administer Separate Account (B) contracts at the existing service level. The Committee Members noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years. The Committee noted that since Separate Account (B) is not expected to increase its net asset size and is the only fund that CAC advises, Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds. The Committee Members pointed out that CAC has a favorable history and relationship with Separate Account (B), a good reputation, and that CAC’s personnel have strong qualifications, and that other advisors may not be willing or able to provide, at the same or a more favorable rate, the level of services CAC currently provides. The Committee Members also took note of the fact that the Participants overwhelmingly voted to approve the Investment Advisory Agreement with CAC at the prior year’s Annual Meeting of Participants.

At the conclusion of its review of these factors, the Committee Members approved the continuation of the Investment Advisory Agreement on its present terms and conditions at the January 30, 2006 meeting, and recommended that its recommendation be submitted to a vote of the Participants of Separate Account (B) at the April 28, 2006 Annual Meeting. The Participants approved the continuation of the Investment Advisory Agreement at the April 28, 2006 Annual Meeting.

ITEM 2: CODE(S) OF ETHICS - Item not applicable to semi-annual report.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT - Item not applicable to semi-annual report.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES - Item not applicable to semi-annual report.

ITEM 5: AUDIT COMMITTEE FOR LISTED REGISTRANTS - Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS - See Portfolio of Investments in Item 1.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES - Not applicable.

ITEM 9: PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS - Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS - There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the Registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.

ITEM 12: EXHIBITS.

(a)(1) Code of Ethics - Not applicable to this filing.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons—Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)

BY:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date: August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY:	/s/ D. CRAIG MENSE
D. Craig Mense
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 29, 2006

BY:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date: August 29, 2006